EXHIBIT 99.44

                                         DEAL NAME              IXIS 2005-HE4

Geographic Distribution
                            Arizona                                      3.50
                            CALIFORNIA                                  45.01
                            COLORADO                                     2.92
                            CONNECTICUT                                  0.64
                            DISTRICT OF COLUMBIA                         0.62
                            FLORIDA                                     10.10
                            GEORGIA                                      3.45
                            HAWAII                                       0.31
                            IDAHO                                        0.54
                            ILLINOIS                                     1.42
                            INDIANA                                      0.16
                            IOWA                                         0.27
                            KANSAS                                       0.10
                            KENTUCKY                                     0.48
                            LOUISIANA                                    0.08
                            MARYLAND                                     5.63
                            MASSACHUSETTS                                1.78
                            MICHIGAN                                     1.30
                            MINNESOTA                                    0.46
                            MISSOURI                                     0.41
                            NEVADA                                       3.68
                            NEW HAMPSHIRE                                0.11
                            NEW JERSEY                                   2.05
                            NEW MEXICO                                   0.18
                            NEW YORK                                     2.31
                            NORTH CAROLINA                               0.58
                            OHIO                                         0.57
                            OKLAHOMA                                     0.06
                            OREGON                                       1.62
                            PENNSYLVANIA                                 0.37
                            RHODE ISLAND                                 0.37
                            SOUTH CAROLINA                               0.10
                            TENNESSEE                                    0.40
                            TEXAS                                        0.64
                            UTAH                                         0.26
                            VIRGINIA                                     3.43
                            WASHINGTON                                   3.66
                            WEST VIRGINIA                                0.33
                            WISCONSIN                                    0.08
                            WYOMING                                      0.05


DTI DISTRIBUTION
                            DTI <10.00                                   2.25
                            DTI 10.00-19.99                              1.38
                            DTI 20.00-29.99                              6.05
                            DTI 30.00-39.99                             25.26
                            DTI 40.00-49.99                             58.55
                            DTI 50.00-59.99                              6.51
                            DTI 60.00-69.99                              0.00


Please populate column C with the corresponding pool characteristics in Column
B.
-  For values in currency format, omit $.
-  For Values in percentage format, provide data to 3 decimal places and omit
   %.
-  For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee.
-  For MI Flag Y or N.

-----------------------------------------------------------------------------------------------------------------------------------
        Product Type            Number of            Loan Balance    Avg. Loan      %of Total                % Owner
                                   Loans                              Balance          IO       WA FICO     Occupied     %Purchase
-----------------------------------------------------------------------------------------------------------------------------------
    2/28 ARM 24 Month IO            62                19,944,497        321,685        9.52         641       100.00         38.10
-----------------------------------------------------------------------------------------------------------------------------------
    2/28 ARM 30 MONTH IO
-----------------------------------------------------------------------------------------------------------------------------------
    2/28 ARM 60 MONTH IO           556               146,621,098        263,707       69.97         656        96.92         66.41
-----------------------------------------------------------------------------------------------------------------------------------
    2/28 ARM 120 MONTH IO            5                 1,492,650        298,530        0.71         658        77.44         49.41
-----------------------------------------------------------------------------------------------------------------------------------
    3/27 ARM 24 MONTH IO
-----------------------------------------------------------------------------------------------------------------------------------
    3/27 ARM 36 MONTH IO             8                 1,569,683        196,210        0.75         652       100.00         19.47
-----------------------------------------------------------------------------------------------------------------------------------
    3/27 ARM 60 MONTH IO            98                26,461,826        270,019       12.63         667        94.99         65.22
-----------------------------------------------------------------------------------------------------------------------------------
    3/27 ARM 120 MONTH IO            4                   665,105        166,276        0.32         669        59.46         40.54
-----------------------------------------------------------------------------------------------------------------------------------
    5/25 ARM 60 MONTH IO            22                 6,054,233        275,192        2.89         678        96.22         57.57
-----------------------------------------------------------------------------------------------------------------------------------
    5/25 ARM 84 MONTH IO
-----------------------------------------------------------------------------------------------------------------------------------
          30 FIXED                  27                 6,416,686        237,655        3.06         662        98.25         25.48
-----------------------------------------------------------------------------------------------------------------------------------
          15 FIXED
-----------------------------------------------------------------------------------------------------------------------------------
            OTHER                    1                   311,900        311,900        0.15         680       100.00        100.00
-----------------------------------------------------------------------------------------------------------------------------------
           TOTALS:                 783               209,537,679        267,609      100.00         657        96.76         61.55
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                          Init Rate Cap
--------------------------------------------------------------------|--------------------------------------------------------------
        Product Type                                     % Second   |   %1.000-1.499   %1.500-1.999     %2.000-2.499  %2.500-2.999
                                  WA DTI    % Full Doc     Liens    |
--------------------------------------------------------------------|--------------------------------------------------------------
    2/28 ARM 24 Month IO           40.41        38.64        0.00   |             -    7,715,749.41      6,091,450.00           -
--------------------------------------------------------------------|--------------------------------------------------------------
    2/28 ARM 30 MONTH IO                                            |
--------------------------------------------------------------------|--------------------------------------------------------------
    2/28 ARM 60 MONTH IO           41.48        48.05        0.00   |    300,800.00      484,000.00     43,628,713.06           -
--------------------------------------------------------------------|--------------------------------------------------------------
    2/28 ARM 120 MONTH IO          37.69         0.00        0.00   |             -               -                 -           -
--------------------------------------------------------------------|--------------------------------------------------------------
    3/27 ARM 24 MONTH IO                                            |
--------------------------------------------------------------------|--------------------------------------------------------------
    3/27 ARM 36 MONTH IO           36.68        62.90        0.00   |             -               -      1,287,683.00           -
--------------------------------------------------------------------|--------------------------------------------------------------
    3/27 ARM 60 MONTH IO           42.36        26.72        0.00   |    459,866.79      725,476.16      5,637,268.27           -
--------------------------------------------------------------------|--------------------------------------------------------------
    3/27 ARM 120 MONTH IO          44.21         0.00        0.00   |             -                 -               -           -
--------------------------------------------------------------------|--------------------------------------------------------------
    5/25 ARM 60 MONTH IO           39.91        48.39        0.00   |             -      258,434.88                 -           -
--------------------------------------------------------------------|--------------------------------------------------------------
    5/25 ARM 84 MONTH IO                                            |
--------------------------------------------------------------------|--------------------------------------------------------------
          30 FIXED                 45.75        78.59        0.00   |             -               -                 -           -
--------------------------------------------------------------------|--------------------------------------------------------------
          15 FIXED                                                  |
--------------------------------------------------------------------|--------------------------------------------------------------
            OTHER                  41.19         0.00        0.00   |             -               -                 -           -
--------------------------------------------------------------------|--------------------------------------------------------------
           TOTALS:                 41.52        44.95        0.00   |    760,666.79    9,183,660.45     56,645,114.33           -
--------------------------------------------------------------------|--------------------------------------------------------------

                                            Init Rate Cap
-------------------------------------------------------------------------------------------
        Product Type                %3.000-3.499    %3.500-3.99  %4.000-4.499  %5.000-5.499

-------------------------------------------------------------------------------------------
    2/28 ARM 24 Month IO             6,137,297.71            -              -             -
-------------------------------------------------------------------------------------------
    2/28 ARM 30 MONTH IO
-------------------------------------------------------------------------------------------
    2/28 ARM 60 MONTH IO           102,207,585.10            -              -             -
-------------------------------------------------------------------------------------------
    2/28 ARM 120 MONTH IO            1,492,650.00            -              -             -
-------------------------------------------------------------------------------------------
    3/27 ARM 24 MONTH IO
-------------------------------------------------------------------------------------------
    3/27 ARM 36 MONTH IO               282,000.00            -              -             -
-------------------------------------------------------------------------------------------
    3/27 ARM 60 MONTH IO            19,639,214.87            -              -             -
-------------------------------------------------------------------------------------------
    3/27 ARM 120 MONTH IO              665,105.00            -              -             -
-------------------------------------------------------------------------------------------
    5/25 ARM 60 MONTH IO             5,795,798.60            -              -             -
-------------------------------------------------------------------------------------------
    5/25 ARM 84 MONTH IO
-------------------------------------------------------------------------------------------
          30 FIXED                             -             -              -             -
-------------------------------------------------------------------------------------------
          15 FIXED
-------------------------------------------------------------------------------------------
            OTHER                      311,900.00            -              -             -
-------------------------------------------------------------------------------------------
           TOTALS:                 136,531,551.28            -              -             -
-------------------------------------------------------------------------------------------

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